Fees Summary	Jan. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,750,000.00
Previously Paid Amount	0.00
Total Fee Amount	794.08
Total Offset Amount	794.08
Net Fee	$ 0.00